CONTACTS: John Ambler Vice President Corporate Communications T - (412) 433-2407 E - joambler@uss.com	Kevin Lewis Vice President Investor Relations T - (412) 433-6935 E - klewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports
Record Third Quarter 2021 Results

•Net earnings of $2.002 billion, or $6.97 per diluted share
•Adjusted net earnings of $1.543 billion, or $5.36 per diluted share
•Adjusted EBITDA of $2.027 billion
•Liquidity of $4.503 billion, including cash of $2.044 billion

PITTSBURGH, October 28, 2021 – United States Steel Corporation (NYSE: X) reported third quarter 2021 net earnings of $2.002 billion, or $6.97 per diluted share. Adjusted net earnings was $1.543 billion, or $5.36 per diluted share. This compares to third quarter 2020 net loss of $234 million, or $1.06 per diluted share. Adjusted net loss for third quarter 2020 was $268 million, or $1.21 per diluted share.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

Earnings Highlights
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2021	2020	2021	2020
Net Sales	5,964	2,340	14,653	7,179
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$1,015	$(159)	$1,740	$(523)
Mini Mill (a)	424	—	840	—
U. S. Steel Europe	394	13	706	(27)
Tubular (b)	—	(52)	(29)	(147)
Other	(2)	(13)	20	(33)
Total segment earnings (loss) before interest and income taxes	$1,831	$(211)	$3,277	$(730)
Other items not allocated to segments	511	—	524	(388)
Earnings (loss) before interest and income taxes	$2,342	$(211)	$3,801	$(1,118)
Net interest and other financial costs	80	47	472	144
Income tax expense (benefit)	260	(24)	224	(48)
Net earnings (loss)	$2,002	$(234)	$3,105	$(1,214)
Earnings (loss) per diluted share	$6.97	$(1.06)	$11.13	$(6.43)

Adjusted net earnings (loss) (c)	$1,543	(268)	$2,790	(860)
Adjusted net earnings (loss) per diluted share (c)	$5.36	$(1.21)	$9.99	$(4.56)
Adjusted earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) (c)	$2,027	$(49)	$3,864	$(249)
(a) Mini Mill segment, added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel, does not include the newly constructed electric arc furnace (EAF) at our Fairfield Tubular Operations in Fairfield, Alabama.

(b) The Fairfield EAF is included in the Tubular segment.
(c) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“We continue setting records, including record net earnings, record EBITDA, record EBITDA margin, record liquidity, record safety, and record quality and reliability,” said U. S. Steel President and Chief Executive Officer David B. Burritt. “Our balance sheet has been transformed and the cash flow generation of the business has us highly confident in our ability to pre-fund organic growth investments that will expand our existing competitive advantages. We are getting to our Best for AllSM future faster.”
Commenting on the Company’s strategy, Burritt continued, “It's not either investing in our business or returning capital directly to stockholders, it's both. Our future now includes a $300 million stock repurchase program and $0.05/share quarterly dividend to begin directly rewarding stockholders for the progress we have made so far. We are confident in the long-term value our new, highly capable mini mill will create as it further expands our competitive advantage to produce sustainable and differentiated steel. We are getting better, not bigger, by building on our Mini Mill segment's industry-leading performance to create a business model that will continue to reward stockholders into the future.”

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

*****
The Company will conduct a conference call on third quarter 2021 earnings on Friday, October 29, 2021 at 8:30 a.m. EDT. To listen to the webcast of the conference call and to access the Company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click “Investors” then "Events & Presentations." Replays of the conference call will be available on the website after 10:30 a.m. on October 29, 2021.
©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,325	712	1,097	714
Mini Mill (b)	1,517	—	1,255	—
U. S. Steel Europe	1,143	608	932	616
U. S. Steel Europe (€/net ton)	969	520	779	548
Tubular	1,702	1,230	1,587	1,271

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,328	2,155	6,986	6,454
Mini Mill (b)	608	—	1,671	—
U. S. Steel Europe	1,064	790	3,274	2,201
Tubular	123	71	317	390
Total Steel Shipments	4,123	3,016	12,248	9,045

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	—	—	—	101
Flat-Rolled to USSE (iron ore pellets and fines)	—	687	439	912
Mini Mill (b) to Flat-Rolled	114	—	300	—

Raw steel production (thousands of net tons):
Flat-Rolled	2,634	2,207	7,700	6,823
Mini Mill (b)	750	—	2,007	—
U. S. Steel Europe	1,274	873	3,750	2,400
Tubular (c)	117	—	324	—

Raw steel capability utilization: (d)
Flat-Rolled	61%	52%	61%	53%
Mini Mill (b)	90%	—%	86%	—%
U. S. Steel Europe	101%	69%	100%	64%
Tubular	52%	—%	48%	—%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	105	81	272	391
Mini Mill (b)	46	—	102	—
U. S. Steel Europe	13	16	39	64
Tubular	12	39	46	133
Other Businesses	—	—	1	3
Total	$176	$136	$460	$591
(a) Excludes intersegment shipments.
(b) Mini Mill segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(c) Tubular segment raw steel added in October 2020 with the start-up of the new electric arc furnace.
(d) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular.
©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2021	2020	2021	2020
NET SALES	5,964	2,340	14,653	7,179

OPERATING EXPENSES (INCOME):
Cost of sales	3,881	2,295	10,633	7,174
Selling, general and administrative expenses	108	65	316	199
Depreciation, depletion and amortization	196	162	587	481
(Earnings) loss from investees	(57)	31	(106)	78
Gain on sale of Transtar	(506)	—	(506)	—
Asset impairment charges	—	—	28	263
Gain on equity investee transactions	—	—	(111)	(31)
Restructuring and other charges	—	—	37	130
Net loss (gain) on sale of assets	7	(2)	(8)	(2)
Other (gains) losses, net	(7)	—	(18)	5
Total operating expenses	3,622	2,551	10,852	8,297

EARNINGS (LOSS) BEFORE INTEREST AND INCOME TAXES	2,342	(211)	3,801	(1,118)
Net interest and other financial costs	80	47	472	144

EARNINGS (LOSS) BEFORE INCOME TAXES	2,262	(258)	3,329	(1,262)
Income tax expense (benefit)	260	(24)	224	(48)

Net earnings (loss)	2,002	(234)	3,105	(1,214)
Net earnings attributable to noncontrolling interests	—	—	—	—
NET EARNINGS (LOSS) ATTRIBUTABLE TO UNITED STATES STEEL CORPORATION	$2,002	$(234)	$3,105	$(1,214)

COMMON STOCK DATA:
Net earnings (loss) per share attributable to
United States Steel Corporation stockholders:
Basic	$7.41	$(1.06)	$11.80	$(6.43)
Diluted	$6.97	$(1.06)	$11.13	$(6.43)
Weighted average shares, in thousands
Basic	270,175	220,402	263,209	188,766
Diluted	287,463	220,402	279,103	188,766
Dividends paid per common share	$0.01	$0.01	$0.03	$0.03

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Nine Months Ended
	September 30,
(Dollars in millions)	2021	2020
Cash provided by (used in) operating activities:
Net earnings (loss)	$3,105	$(1,214)
Depreciation, depletion and amortization	587	481
Gain on sale of Transtar	(506)	—
Asset impairment charges	28	263
Gain on equity investee transactions	(111)	(31)
Restructuring and other charges	37	130
Loss on debt extinguishment	282	—
Pensions and other postretirement benefits	(88)	(18)
Deferred income taxes	59	(36)
Working capital changes	(852)	210
Income taxes receivable/payable	137	13
Other operating activities	(73)	53
Total	2,605	(149)

Cash used in investing activities:
Capital expenditures	(460)	(591)
Acquisition of Big River Steel, net of cash acquired	(625)	—
Proceeds from the sale of Transtar	627	—
Investment in Big River Steel	—	(3)
Proceeds from sale of assets	25	3
Proceeds from sale of ownership interests in equity investees	—	8
Other investing activities	(3)	(4)
Total	(436)	(587)

Cash (used in) provided by financing activities:
Issuance of short-term debt, net of financing costs	—	240
Repayment of short-term debt	(180)	—
Revolving credit facilities - borrowings, net of financing costs	50	1,474
Revolving credit facilities - repayments	(911)	(1,633)
Issuance of long-term debt, net of financing costs	862	1,043
Repayment of long-term debt	(2,719)	(8)
Proceeds from public offering of common stock	790	410
Proceeds from Stelco Option Agreement	—	55
Other financing activities	(12)	(7)
Total	(2,120)	1,574

Effect of exchange rate changes on cash	(15)	10

Net increase in cash, cash equivalents and restricted cash	34	848
Cash, cash equivalents and restricted cash at beginning of the year	2,118	939

Cash, cash equivalents and restricted cash at end of the period	$2,152	$1,787

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	September 30,	December 31,
(Dollars in millions)	2021	2020
Cash and cash equivalents	$2,044	$1,985
Receivables, net	2,403	994
Inventories	2,086	1,402
Other current assets	266	51
Total current assets	6,799	4,432
Operating lease assets	198	214
Property, plant and equipment, net	7,380	5,444
Investments and long-term receivables, net	628	1,177
Intangible assets, net	527	129
Goodwill	909	4
Other noncurrent assets	892	659

Total assets	$17,333	$12,059

Accounts payable and other accrued liabilities	3,000	1,884
Payroll and benefits payable	542	308
Short-term debt and current maturities of long-term debt	61	192
Other current liabilities	427	272
Total current liabilities	4,030	2,656
Noncurrent operating lease liabilities	148	163
Long-term debt, less unamortized discount and debt issuance costs	4,272	4,695
Employee benefits	202	322
Other long-term liabilities	673	344
United States Steel Corporation stockholders' equity	7,916	3,786
Noncontrolling interests	92	93

Total liabilities and stockholders' equity	$17,333	$12,059

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS (LOSS)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In millions of dollars)	2021	2020	2021	2020
Reconciliation to adjusted net earnings (loss) attributable to United States Steel Corporation (a)
Net earnings (loss) attributable to United States Steel Corporation	$2,002	$(234)	$3,105	$(1,214)
Debt extinguishment	23	—	278	—
Asset impairment	—	—	26	263
Big River Steel - inventory step-up amortization	—	—	24	—
Big River Steel - unrealized (gains) losses	(11)	—	3	—
Big River Steel - acquisition costs	—	—	9	—
Restructuring and other charges	—	—	36	123
Loss on USSE assets held for sale	7	—	7	—
Gain on sale of Transtar	(453)	—	(453)	—
Gain on previously held investment in Big River Steel	—	—	(111)	—
Property sale	—	—	(14)	—
Reversal of tax valuation allowance (b)	(25)	—	(120)	—
Tubular inventory impairment	—	—	—	24
Uncertain tax positions	—	—	—	13
Gain on previously held investment in UPI	—	—	—	(25)
Big River Steel options and forward adjustments	—	(34)	—	(40)
December 24, 2018 Clairton coke making facility fire	—	—	—	(4)
Total adjustments	(459)	(34)	(315)	354
Adjusted net earnings (loss) attributable to United States Steel Corporation	$1,543	(268)	$2,790	(860)
(a) The adjustments included in this table for the three and nine months ended September 30, 2021, were tax effected due to the partial reversals of the valuation allowance on our domestic deferred tax assets that occurred in the second and third quarters of 2021.
(b) The $25 million and $120 million adjustments recorded in the three and nine months ended September 30, 2021, respectively, were related to partial reversals of the tax valuation allowance recorded against the Company's net domestic deferred tax asset as a result of the Company's three-year cumulative income position and a change in the projections of income in future years. There was an additional net benefit of $227 million and $394 million for the three and nine months ended September 30, 2021, respectively, included in earnings related to the reversals of the valuation allowance due to a change in estimated current year earnings.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS (LOSS)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Reconciliation to adjusted diluted net earnings (loss) per share (a)
Diluted net earnings (loss) per share	$6.97	$(1.06)	$11.13	$(6.43)
Debt extinguishment	0.08	—	1.00	—
Asset impairment	—	—	0.09	1.39
Big River Steel - inventory step-up amortization	—	—	0.09	—
Big River Steel - unrealized (gains) losses	(0.04)	—	0.01	—
Big River Steel - acquisition costs	—	—	0.03	—
Restructuring and other charges	—	—	0.13	0.64
Loss on USSE assets held for sale	0.02	—	0.02	—
Gain on sale of Transtar	(1.57)	—	(1.62)	—
Gain on previously held investment in Big River Steel	—	—	(0.40)	—
Property sale	—	—	(0.05)	—
Reversal of tax valuation allowance (b)	(0.10)	—	(0.44)	—
Tubular inventory impairment	—	—	—	0.13
Uncertain tax positions	—	—	—	0.07
Gain on previously held investment in UPI	—	—	—	(0.13)
Big River Steel options and forward adjustments	—	(0.15)	—	(0.21)
December 24, 2018 Clairton coke making facility fire	—	—	—	(0.02)
Total adjustments	(1.61)	(0.15)	(1.14)	1.87
Adjusted diluted net earnings (loss) per share	$5.36	$(1.21)	$9.99	$(4.56)
(a) The adjustments included in this table for the three and nine months ended September 30, 2021, were tax effected due to the partial reversals of the valuation allowance on our domestic deferred tax assets that occurred in the second and third quarters of 2021.
(b) The $0.10 and $0.44 adjustments per diluted share recorded in the three and nine months ended September 30, 2021, respectively, were related to partial reversals of the tax valuation allowance recorded against the Company's net domestic deferred tax asset as a result of the Company's three-year cumulative income position and a change in the projections of income in future years.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions)	2021	2020	2021	2020
Reconciliation to Adjusted EBITDA
Net earnings (loss) attributable to United States Steel Corporation	$2,002	$(234)	$3,105	$(1,214)
Income tax expense (benefit)	260	(24)	224	(48)
Net interest and other financial costs	80	47	472	144
Depreciation, depletion and amortization expense	196	162	587	481
EBITDA	2,538	(49)	4,388	(637)
Asset impairment	—	—	28	263
Big River Steel - inventory step-up amortization	—	—	24	—
Big River Steel - unrealized (gains) losses	(12)	—	3	—
Big River Steel - acquisition costs	—	—	9	—
Restructuring and other charges	—	—	37	130
Loss on USSE assets held for sale	7	—	7	—
Gain on sale of Transtar	(506)	—	(506)	—
Gain on previously held investment in Big River Steel	—	—	(111)	—
Property sale	—	—	(15)	—
Tubular inventory impairment	—	—	—	24
Gain on previously held investment in UPI	—	—	—	(25)
December 24, 2018 Clairton coke making facility fire	—	—	—	(4)
Adjusted EBITDA	$2,027	$(49)	$3,864	$(249)

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.

Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, asset impairment, Big River Steel - inventory step-up amortization, Big River Steel - unrealized (gains) losses, Big River Steel - acquisition costs, restructuring and other charges, loss on USSE assets held for sale, gain on sale of Transtar, gain on previously held investment in Big River Steel, property sale, reversal of tax valuation allowance, Tubular inventory impairment, uncertain tax positions, gain on previously held investment in UPI, Big River Steel options and forward adjustments and December 24, 2018 Clairton coke making facility fire (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and those described from time to time in our future reports filed with the Securities and Exchange Commission.

References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
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2021-042

Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for AllSM strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation